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                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                ------------------


                           DIRECTOR AND/OR OFFICER OF
                         BRUSH ENGINEERED MATERIALS INC.

                       REGISTRATION STATEMENT ON FORM S-4


                                POWER OF ATTORNEY


         The undersigned director and/or officer of Brush Engineered Materials Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Gordon D. Harnett and John D. Grampa, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-4 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of January 31, 2000.




                                   /s/ Gordon D. Harnett
                                   ------------------------------------------
                                   Gordon D. Harnett
                                   Chairman, President and Chief Executive
                                     Officer


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                                POWER OF ATTORNEY
                                -----------------


                           DIRECTOR AND/OR OFFICER OF
                         BRUSH ENGINEERED MATERIALS INC.

                       REGISTRATION STATEMENT ON FORM S-4


                                POWER OF ATTORNEY


         The undersigned director and/or officer of Brush Engineered Materials Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Gordon D. Harnett and John D. Grampa, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-4 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of January 31, 2000.




                                     /S/ Michael C. Hasychak
                                     -------------------------------------
                                     Michael C. Hasychak
                                     Vice President, Secretary and Treasurer